U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:   August 20, 2007

PHYTOLABS, INC.

(Exact Name of Small Business Issuer as Specified in its Charter)

MINNESOTA

(State or other Jurisdiction as Specified in Charter)

333-61801	88-0407679

(Commission file number)	(I.R.S. Employer Identification No.)

1181 Grier Drive, Suite C Las Vegas, Nevada 89119-3746

(Address of Principal Executive Offices)

702.914.9688

(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Items 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 27, 2007, the Board of Directors approved a reverse split of its common stock on a 1 new share for each 3 old shares. Shareholders of record as of the effective will receive 1 new share for each old share. In conjunction with the reverse split, the Company also approved a change in the Company's name to LIFEQUEST WORLD CORPORATION. An Amendment to the Articles of Corporation was filed with the Secretary of State and is attached hereto as Exhibit 3.1. The name change and stock split became effective August 20, 2007 and the Company was issued the new stock symbol of LQWC.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Phytolabs, Inc.

Date: August 21, 2007	By:
/s/ Anthony C. Jurak
Anthony C. Jurak Chief Executive Officer